OPPENHEIMER TAX-FREE BOND FUND
ANNUAL REPORT DECEMBER 31, 1995

[Picture of Shopping Couple]

''We want
investment
income
that won't
add to our
taxes.''

[Oppenheimer Logo]

This Fund is for people who need income that's exempt from taxes.


NEWS

STANDARDIZED YIELD
-------------------------------------

For the 30 Days Ended 12/31/95:(4)

Class A

4.50%
-------------------------------------

Class B

3.93%
-------------------------------------

Class C

3.91%
-------------------------------------

BEAT THE AVERAGE
-------------------------------------

Total Return for the 1-Year Period
Ended 12/31/95:

Oppenheimer Tax-Free Bond
Fund (at net asset value)(2)

18.28%
-------------------------------------

Lipper General Municipal Debt
Fund Average(5)

16.84%
-------------------------------------




HOW YOUR FUND IS MANAGED
--------------------------------------------------------------------------------

Oppenheimer Tax-Free Bond Fund invests in a diversified portfolio of municipal bonds. As a Fund shareholder, you receive income that is free from federal income taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

          Tax-Free Bond Fund is managed by an experienced team of municipal bond specialists who research investments thoroughly before they are included in the Fund's portfolio.

PERFORMANCE
--------------------------------------------------------------------------------

Total return at net asset value for the 12 months ended 12/31/95 was 18.28% for Class A shares and 17.30% for Class B shares.(2)

          Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5-, and 10-year periods ended 12/31/95 were 12.66%, 7.17% and 8.00%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 3/16/93 were 12.30% and 4.05%, respectively.(3)

OUTLOOK
--------------------------------------------------------------------------------

"Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds."


                                             Robert Patterson, Portfolio Manager
                                                               December 31, 1995


Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/31/85, after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 12/31/94 and 3/16/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class A and B shares were first publicly offered 10/27/76 and 3/16/93, respectively. Class C cumulative total return since inception (8/29/95) was 4.64%. An explanation of the different performance calculations is in the Fund's prospectus.

4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

5. Source: Lipper Analytical Services. The Lipper total return average for the 1-year period was for 225 general municipal debt funds. The average is shown for comparative purposes only. Oppenheimer Tax-Free Bond Fund is characterized by Lipper as a general municipal debt fund. Lipper performance does not take sales charges into consideration.


2   Oppenheimer Tax-Free Bond Fund

      [PHOTO]                                         [PHOTO]
      James C. Swain                                  Bridget A. Macaskill
      Chairman                                        President
      Oppenheimer                                     Oppenheimer
      Tax-Free Bond Fund                              Tax-Free Bond Fund


Dear OppenheimerFunds Shareholder,

This has been a year in which performance has been strong for municipal bonds because potential obstacles became great opportunities for municipal bonds investors.

          Like most fixed-income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995. When interest rates fall, outstanding municipal bonds generally appreciate in value. But what distinguished municipal bonds in 1995 was the relationship between their yields and taxable U.S. government bonds. Normally, a municipal bond yields about 80% of its taxable counterpart. For example, if a 30-year Treasury yields 6%, then a long-term municipal bond could be expected to yield about 4.80%. In 1995, that same municipal bond would yield as much as 5.50%.

          For taxpayers in the 36% income bracket, a 5.50% tax-free yield is the equivalent of receiving more than 8.5% on a taxable investment. At the same time, inflation is less than 3%. Indeed, municipal bonds are producing some of the best real, inflation-adjusted tax-free yields for some time.

          The reason for this opportunity is a potential obstacle to the municipal bond marketplace. There are several proposals in Congress for a "flat" tax, which would diminish the current advantage of municipal bonds because ordinary income would be taxed at a lower rate. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform adversely affecting municipal bonds in the near future are quite low. Indeed, the recent battles over the federal budget deficit suggest that passing sweeping tax legislation impacting so many different parties is a difficult proposition. In any case, the matter will almost certainly not be resolved until well after the November presidential election.

          The other potential concern in the municipal bond market was the bankruptcy of Orange County, California. Except for a few weeks early in 1995, most of the municipal bond market shrugged off these developments as an isolated incident. Nevertheless, Orange County had a positive side for municipal bond investors: there was a demand for additional financial disclosure by professional investors, and a tightening of credit requirements by the major rating agencies. The Orange County episode is a good reminder of the importance of diversification.

          With a stable economy, falling long-term interest rates, low inflation, and the high ratio of tax-free municipal bond yields to taxable U.S. government securities, we believe that municipal bonds continue to offer an attractive package to income-oriented investors. And a municipal bond fund offers the additional advantage of diversification, a goal that is difficult for most individual investors to accomplish by buying individual securities.

          Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ JAMES C. SWAIN                                 /s/ BRIDGET A. MACASKILL
------------------                                 ------------------------
James C. Swain                                     Bridget A. Macaskill


January 22, 1996

3   Oppenheimer Tax-Free Bond Fund

Q + A
[PHOTO]
[PHOTO]
Q How has the Fund
performed?

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?

1995 was a great year for municipal bonds, which has translated into a great year for the Fund. We were able to capture appreciation as the market rallied, as well as to continue to pay tax-exempt income at a competitive rate.

WHAT FACTORS MADE POSITIVE CONTRIBUTIONS TO YOUR PERFORMANCE?

One of the ways we benefited was through the favorable supply and demand relationship that characterized the period. While demand remained relatively high--both from investors seeking tax-free income and those who were simply interested in potential price appreciation--there were less new municipal bond offerings brought to market in 1995. This relationship supported prices over the past six months and should continue to work in favor of bondholders going forward.

WERE THERE ANY FACTORS THAT LIMITED PERFORMANCE OVER THE PERIOD?

Throughout the year, the overriding theme has been the possibility of tax reform. Tax reform, if it were dramatic, would have the potential to limit municipal bonds' tax advantages. The fact that it's being discussed in Washington has limited the rally of bond prices. And longer-term bonds have felt pricing pressures more because they would be affected more by any such changes. We continue to believe that any reforms that may pass in the near term will be limited in scope, however, so we've viewed this period of nervousness as a buying opportunity.

[PHOTO]
WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

In response to tax reform talks, we've focused on buying both bonds with shorter maturities and prerefunded


4   Oppenheimer Tax-Free Bond Fund

FACING PAGE

Top left: Robert Patterson, Portfolio Manager, with Len Darling, Executive VP, Director of Fixed Income Investments

Top right: Michael Maciolek, Securities Analyst

Bottom: Caryn Halbrecht, Vice President, Tax-Exempt Portfolio Manager


THIS PAGE

Top right: Robert Patterson

Bottom: Caryn Halbrecht with Donna Compert, Municipal Securities Trader

[PHOTO]
A 1995
was a great
year for
municipal
bonds.

bonds. Because of the time it would take to change the tax laws, both of these sectors have been less vulnerable to price pressures. We've also been buying bonds with maturities of 15-20 years. This area of the market already reflects the negative impact of tax reform fears to the point where we think they are selling at compelling values. Due to the current yield curve, these bonds are paying nearly as much income as longer bonds, but with less susceptibility to price pressures.(1)

          Beyond our strategy for managing tax reform, as bonds rallied over the year, we've been selling par bonds, or bonds that we bought at a discount, that have realized their potential.

          In the portfolio, we've also been emphasizing revenue bonds over general obligation bonds recently. Unlike general obligations, which are reliant on the taxing authority of the municipality issuing them, the income for revenue bonds comes from the project being financed itself--like a bridge or toll road. As a result, revenue bonds' income can be more measurable and predictable. In the instances where we've been buying general obligation bonds, however, it's been issues of the larger cities such as Detroit and New York City--primarily as a play on our expectations for continued economic recovery in those areas.

WHAT ABOUT GEOGRAPHICAL DIVERSIFICATION?

A benefit of a national fund is diversification across state lines. Factors influencing our decision to invest in various states are economic trends affecting credit quality and supply/demand that affect market prices particularly in high-tax states. Some of the states with particular emphasis are California, Michigan, New York, Pennsylvania and Texas.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook remains positive. We believe that with favorable economic fundamentals such as moderate growth and low inflation, the coming year should be a good environment for municipal bonds. We believe the investment decisions we've made will position us to provide a competitive level of income with low relative volatility.

[PHOTO]
1. The Fund's portfolio is subject to change.



5   Oppenheimer Tax-Free Bond Fund

STATEMENT OF INVESTMENTS   December 31, 1995

                                                        RATINGS: MOODY'S/
                                                        S&P'S/FITCH'S        FACE             MARKET VALUE
                                                        (UNAUDITED)          AMOUNT           SEE NOTE 1
==========================================================================================================
MUNICIPAL BONDS AND NOTES--99.4%
==========================================================================================================
ALABAMA--1.3%

Huntsville, Alabama Health Care Authority
Health Care Facilities Revenue Bonds, Series B,
MBIA Insured, 6.625%, 6/1/23                             Aaa/AAA             $ 7,235,000       $ 7,912,991
----------------------------------------------------------------------------------------------------------
University of Alabama Revenue Refunding Bonds,
Birmingham Hospital, MBIA Insured, 5%, 10/1/14           Aaa/AAA               1,000,000           964,535
                                                                                               -----------
                                                                                                 8,877,526

==========================================================================================================
ARIZONA--0.1%

Arizona State Health Facilities Authority Hospital
System Revenue Refunding Bonds, Phoenix
Memorial Hospital, 8.20%, 6/1/21                         NR/BBB                  300,000           330,568
----------------------------------------------------------------------------------------------------------
Central Arizona Irrigation & Drainage District
General Obligation Refunding Bonds, 7%, 6/1/98(1)        NR/D                  1,385,000           718,949
                                                                                               -----------
                                                                                                 1,049,517

==========================================================================================================
CALIFORNIA--10.7%

California Health Facilities Financing Authority
Revenue Bonds, Episcopal Homes Project,
Series A, 7.80%, 7/1/15                                  NR/A                  1,000,000         1,088,533
----------------------------------------------------------------------------------------------------------
California Health Facilities Financing Authority
Revenue Refunding Bonds, Hospital of the
Good Samaritan, 7%, 9/1/21                               A/A-                  1,315,000         1,417,837
----------------------------------------------------------------------------------------------------------
California Housing Finance Agency Home Mtg.
Revenue Bonds, Series C, 6.65%, 8/1/14                   Aa/AA-                5,000,000         5,287,814
----------------------------------------------------------------------------------------------------------
California Housing Finance Agency Home Mtg.
Revenue Bonds, Series C, 6.75%, 2/1/25                   Aa/AA-                5,000,000         5,294,450
----------------------------------------------------------------------------------------------------------
California State General Obligation Bonds,
FGIC Insured, 7%, 11/1/12                                Aaa/AAA/AAA             725,000           841,412
----------------------------------------------------------------------------------------------------------
California State Public Works Board Lease Revenue
Bonds, Regents of the University of California,
Series A, AMBAC Insured, 6.40%, 12/1/16                  Aaa/AAA/AAA           8,700,000         9,411,363
----------------------------------------------------------------------------------------------------------
California Statewide Communities Development
Authority Revenue Certificates of Participation,
Salk Institute, 6.10%, 7/1/14                            NR/AAA                  750,000           783,718
----------------------------------------------------------------------------------------------------------
Foothill/Eastern Transportation Corridor Agency
California Toll Road Revenue Bonds, Sr. Lien,
Series A, 6.50%, 1/1/32                                  Baa/BBB-/BBB         10,500,000        10,790,724
----------------------------------------------------------------------------------------------------------
Industry, California Urban Development Agency
Tax Allocation Bonds, Transportation Distribution
Project No. 3, 6.90%, 11/1/07                            NR/A-                   500,000           541,023
----------------------------------------------------------------------------------------------------------
Los Angeles County, California Certificates
of Participation, Correctional Facilities Project,
MBIA Insured, 6.50%, 9/1/13                              Aaa/AAA                 740,000           790,389
----------------------------------------------------------------------------------------------------------
Los Angeles County, California Transportation
Commission Sales Tax Revenue Bonds, Prerefunded,
Series A, FGIC Insured, 6.75%, 7/1/18                    Aaa/AAA/AAA           5,000,000         5,673,994
----------------------------------------------------------------------------------------------------------
Redding, California Electric System Revenue
Certificates of Participation, FGIC Insured,
Inverse Floater, 7.13%, 6/1/19(2)                        Aaa/AAA/AAA           6,000,000         6,104,838


6  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S       FACE               MARKET VALUE
                                                         (UNAUDITED)         AMOUNT             SEE NOTE 1
==========================================================================================================
CALIFORNIA--(CONTINUED)

Sacramento, California Municipal Utility
District Electric Revenue Bonds, Prerefunded,
Series W, 7.50%, 8/15/18                                 Aaa/AAA/A-          $ 2,500,000       $ 2,722,557
----------------------------------------------------------------------------------------------------------
San Francisco, California Bay Area Rapid
Transit District Sales Tax Revenue Bonds,
FGIC Insured, 5.50%, 7/1/20                              Aaa/AAA/AAA             500,000           503,170
----------------------------------------------------------------------------------------------------------
San Joaquin Hills, California Transportation
Corridor Agency Toll Road Revenue
Bonds, Sr. Lien, 6.75%, 1/1/32                           NR/NR/BBB            12,700,000        13,355,369
----------------------------------------------------------------------------------------------------------
South Orange County, California Public Financing
Authority Special Tax Revenue Bonds, Sr. Lien,
Series A, MBIA Insured, 6%, 9/1/18                       Aaa/AAA/NR           10,500,000        10,920,745
                                                                                               -----------
                                                                                                75,527,936

==========================================================================================================
COLORADO--1.2%

Colorado Health Facilities Authority Revenue
Bonds, Rocky Mountain Adventist Health System,
6.625%, 2/1/22                                           Baa/BBB               5,000,000         5,136,899
----------------------------------------------------------------------------------------------------------
Colorado Student Obligation Bond Authority
Student Loan Revenue Bonds, Series C, 7.15%, 9/1/06      A/NR                  1,000,000         1,119,540
----------------------------------------------------------------------------------------------------------
Denver, Colorado City & County Airport Revenue
Bonds, Series A, MBIA Insured, 8.75%, 11/15/23           Aaa/AAA               1,525,000         1,848,018
----------------------------------------------------------------------------------------------------------
Jefferson County, Colorado School District
No. R-001, AMBAC Insured, 6.25%, 12/15/12                Aaa/AAA/AAA             500,000           538,369
                                                                                               -----------
                                                                                                 8,642,826

==========================================================================================================
CONNECTICUT--0.2%

Connecticut State Special Tax Revenue Bonds,
FGIC Insured, 6.25%, 10/1/14                             Aaa/AAA/AAA           1,000,000         1,074,998
==========================================================================================================
DELAWARE--0.8%

Delaware Transportation Authority Transportation
System Revenue Bonds, Prerefunded, 6.75%, 7/1/10         Aaa/AAA               5,000,000         5,581,654
==========================================================================================================
FLORIDA--4.8%

Broward County, Florida Resource Recovery
Revenue Bonds, Broward Waste Energy-LP North
Project, 7.95%, 12/1/08                                  A/A                   5,680,000         6,445,130
----------------------------------------------------------------------------------------------------------
Broward County, Florida Resource Recovery
Revenue Bonds, Ses Broward Co.-LP South Project,
7.95%, 12/1/08                                           A/A-                  5,810,000         6,592,642
----------------------------------------------------------------------------------------------------------
Broward County, Florida School District General
Obligation Bonds, Prerefunded, 7.125%, 2/15/08           Aaa/AAA               1,250,000         1,382,089
----------------------------------------------------------------------------------------------------------
Dade County, Florida General Obligation Bonds,
FGIC Insured, 6.125%, 8/1/11                             Aaa/AAA/AAA           1,000,000         1,066,002
----------------------------------------------------------------------------------------------------------
Dade County, Florida Industrial Development
Authority Revenue Bonds, Miami Cerebral
Palsy Services Project, 8%, 6/1/22                       NR/NR                 1,000,000         1,059,288
----------------------------------------------------------------------------------------------------------
Florida Housing Finance Agency Revenue Refunding
Bonds, Single Family Mtg., Series A, 6.35%, 7/1/14       Aa1/AA                  970,000         1,022,457
----------------------------------------------------------------------------------------------------------
Florida State Board of Education Capital Outlay
General Obligation Refunding Bonds, 8.40%, 6/1/07        Aa/AA                   750,000           980,582
----------------------------------------------------------------------------------------------------------
Florida State Board of Education Capital
Outlay Public Education Refunding Bonds,
Series D, 5.125%, 6/1/18                                 Aa/AA/AA             10,000,000         9,777,869


7  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S       FACE              MARKET VALUE
                                                         (UNAUDITED)         AMOUNT            SEE NOTE 1
==========================================================================================================
FLORIDA--(CONTINUED)

Florida State Turnpike Authority Revenue Bonds,
Department of Transportation, Series A, FGIC Insured,
5.50%, 7/1/21                                            Aaa/AAA/AAA         $ 1,000,000       $ 1,017,563
----------------------------------------------------------------------------------------------------------
Hillsborough County, Florida Industrial
Development Authority Pollution Control Revenue
Refunding Bonds, Tampa Electric Co. Project, 8%, 5/1/22  Aa3/AA                4,000,000         4,904,847
                                                                                               -----------
                                                                                                34,248,469

==========================================================================================================
GEORGIA--1.9%

Municipal Electric Authority of Georgia
Special Obligation Bonds, Fifth Crossover Series,
Project One, 6.50%, 1/1/17                               A/A/A                10,750,000        12,079,204
----------------------------------------------------------------------------------------------------------
Municipal Electric Authority of Georgia
Special Obligation Bonds, Fifth Crossover
Series, Project One, MBIA Insured, 6.50%, 1/1/17         Aaa/AAA               1,000,000         1,146,798
----------------------------------------------------------------------------------------------------------
Municipal Electric Authority of Georgia Special
Obligation Bonds, Fourth Crossover Series, Project One,
MBIA Insured, 6.50%, 1/1/12                              Aaa/AAA                 500,000           567,106
                                                                                               -----------
                                                                                                13,793,108

==========================================================================================================
HAWAII--0.4%

Hawaii State Revenue Bonds, Prerefunded,
Series BS, 7%, 9/1/02                                    Aaa/AA                1,000,000         1,121,755
----------------------------------------------------------------------------------------------------------
Honolulu, Hawaii City & County General
Obligation Bonds, Series B, 6.10%, 6/1/11                Aa/AA                   500,000           538,560
----------------------------------------------------------------------------------------------------------
Honolulu, Hawaii City & County General
Obligation Refunding Bonds, Series B, 5%, 10/1/13        Aa/AA                 1,000,000           978,051
                                                                                               -----------
                                                                                                 2,638,366

==========================================================================================================
ILLINOIS--1.4%

Chicago, Illinois O'Hare International Airport
Revenue Refunding Bonds, Series A, MBIA Insured,
5.60%, 1/1/18                                            Aaa/AAA               1,000,000           998,741
----------------------------------------------------------------------------------------------------------
Du Page County, Illinois Revenue Bonds, Stormwater
Project, Prerefunded, 6.55%, 1/1/21                      Aaa/AAA/AAA           5,115,000         5,742,641
----------------------------------------------------------------------------------------------------------
Hoffman Estates, Illinois Tax Increment Revenue Bonds,
Economic Development Project, 7.625%, 11/15/09           Aaa/AAA                 825,000           934,279
----------------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Revenue Bonds,
Unrefunded Balance, Hinsdale Hospital Project,
Series C, 9.50%, 11/15/19                                Baa1/BBB                970,000         1,167,339
----------------------------------------------------------------------------------------------------------
Regional Transportation Authority of Illinois Revenue
Bonds, Series A, AMBAC Insured, 7.20%, 11/1/20           Aaa/AAA/AAA           1,000,000         1,225,541
                                                                                               -----------
                                                                                                10,068,541

==========================================================================================================
INDIANA--3.9%

Indiana Health Facilities Financing Authority
Hospital Revenue Bonds, Columbus Regional Hospital,
CGIC Insured, 5.50%, 8/15/22                             Aaa/AAA               5,500,000         5,514,927
----------------------------------------------------------------------------------------------------------
Indianapolis, Indiana Airport Authority
Revenue Bonds, 9%, 7/1/15                                A1/A                  1,000,000         1,041,951
----------------------------------------------------------------------------------------------------------
Indianapolis, Indiana Airport Authority Revenue
Bonds, Special Facilities-Federal Express Corp. Project,
7.10%, 1/15/17                                           Baa2/BBB             10,000,000        10,728,709
----------------------------------------------------------------------------------------------------------
Indianapolis, Indiana Airport Authority Revenue
Bonds, Special Facilities-United Airlines Project,
Series A, 6.50%, 11/15/31                                Baa2/BB              10,500,000        10,455,564
                                                                                               -----------
                                                                                                27,741,151

8  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S       FACE               MARKET VALUE
                                                         (UNAUDITED)         AMOUNT             SEE NOTE 1
===========================================================================================================
KENTUCKY--0.6%

Kenton County, Kentucky Airport Board Airport
Revenue Bonds, Special Facilities-Delta Air Lines
Project, Series A, 6.125%, 2/1/22                        Ba1/BB               $ 2,790,000       $ 2,782,598
-----------------------------------------------------------------------------------------------------------
Kentucky State Turnpike Authority Economic
Development Road Revenue Bonds, Revitalization
Projects, Prerefunded, 7.375%, 5/15/07                   Aaa/AAA/A+             1,000,000         1,134,132
                                                                                                -----------
                                                                                                  3,916,730

===========================================================================================================
LOUISIANA--1.7%

Louisiana Public Facilities Authority Gtd. Student
Loan Revenue Refunding Bonds, Series A-2, 6.75%, 9/1/06  Aa/NR                  1,000,000         1,084,020
-----------------------------------------------------------------------------------------------------------
Louisiana Public Facilities Authority
Multifamily Housing
Revenue Bonds, One Lakeshore Project, 9.25%, 7/20/20     NR/AAA                   930,000           980,186
-----------------------------------------------------------------------------------------------------------
New Orleans, Louisiana Home Mtg. Authority
Special Obligation Refunding Bonds, Escrowed
to Maturity, 6.25%, 1/15/11                              Aaa/AAA                9,500,000        10,334,641
                                                                                                -----------
                                                                                                 12,398,847

===========================================================================================================
MAINE--0.1%

Maine Educational Loan Marketing Corp.
Student Loan Revenue Refunding Bonds, 6.90%, 11/1/03     A/NR/A+                  500,000           561,977
===========================================================================================================
MARYLAND--0.1%

University of Maryland System Auxiliary Facilities &
Tuition Revenue Refunding Bonds, Series A,
5.90%, 2/1/03                                            Aa/AA+/AA                500,000           538,761
===========================================================================================================
MASSACHUSETTS--6.8%

Massachusetts Bay Transportation Authority
Revenue Refunding Bonds, General Transportation
Systems, Series A, 5.50%, 3/1/12                         A1/A+/A+              12,000,000        12,244,427
-----------------------------------------------------------------------------------------------------------
Massachusetts Municipal Wholesale Electric Co.
Revenue Bonds, Power Supply Systems, Prerefunded,
Series B, 6.75%, 7/1/17                                  Aaa/BBB+               6,985,000         7,971,708
-----------------------------------------------------------------------------------------------------------
Massachusetts State General Obligation Refunding
Bonds, Series A, 5.50%, 2/1/11                           A1/A+/A+              10,000,000        10,099,159
-----------------------------------------------------------------------------------------------------------
Massachusetts State General Obligation Refunding
Bonds, Series B, MBIA Insured, 6.50%, 8/1/11             Aaa/AAA/AAA            1,000,000         1,080,852
-----------------------------------------------------------------------------------------------------------
Massachusetts State Health & Educational Facilities
Authority Revenue Bonds, Baystate Medical Center,
Prerefunded, Series C, 7.50%, 7/1/20                     A1/A+                  2,500,000         2,812,170
-----------------------------------------------------------------------------------------------------------
Massachusetts State Water Resource Authority
Revenue Bonds, Series A, 6.50%, 7/15/19                  A/A/A                 12,225,000        13,792,722
                                                                                                -----------
                                                                                                 48,001,038

===========================================================================================================
MICHIGAN--7.0%

Charter County of Wayne, Michigan Special Airport
Facilities Revenue Refunding Bonds, Northwest
Airlines, Inc. Facilities, Series 1995, 6.75%, 12/1/15   NR/NR                  9,500,000         9,797,720
-----------------------------------------------------------------------------------------------------------
Detroit, Michigan General Obligation Refunding
Bonds, Series B:
6.25%, 4/1/09                                            Ba1/BBB                4,065,000         4,180,356
6.375%, 4/1/06                                           Ba1/BBB                2,000,000         2,105,938
6.375%, 4/1/07                                           Ba1/BBB                  500,000           522,841
-----------------------------------------------------------------------------------------------------------
Detroit, Michigan Sewage Disposal Revenue
Bonds, FGIC Insured, Inverse Floater, 7.116%, 7/1/23(2)  Aaa/AAA/AAA           13,200,000        13,250,449


9  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S        FACE              MARKET VALUE
                                                         (UNAUDITED)          AMOUNT            SEE NOTE 1
==========================================================================================================
MICHIGAN (CONTINUED)

Detroit, Michigan Water Supply System
Revenue Bonds, Prerefunded, FGIC Insured,
Inverse Floater, 8.467%, 7/1/22(2)                       Aaa/AAA/AAA           $3,700,000      $ 4,520,515
----------------------------------------------------------------------------------------------------------
Detroit, Michigan Water Supply System Revenue
Bonds, Unrefunded Balance, FGIC Insured,
Inverse Floater, 8.466%, 7/1/22(2)                       Aaa/AAA                1,500,000        1,680,162
----------------------------------------------------------------------------------------------------------
Greater Detroit, Michigan Resource Recovery
Authority Revenue Bonds, Series A, 9.25%, 12/13/08       NR/BBB-                1,500,000        1,563,933
----------------------------------------------------------------------------------------------------------
Greater Detroit, Michigan Resource Recovery
Authority Revenue Bonds, Series H, 9.25%, 12/13/08       NR/BBB-                  500,000          521,311
----------------------------------------------------------------------------------------------------------
Jackson County, Michigan Hospital Finance
Authority Revenue Refunding Bonds, W.A. Foote
Memorial Hospital, Series A, FGIC Insured,
4.75%, 6/1/15                                            Aaa/AAA/AAA              750,000          695,168
----------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Authority Revenue
Refunding Bonds, Local Government Loan
Program, Series A, FGIC Insured, 6%, 12/1/13             Aaa/AAA/AAA            1,000,000        1,059,987
----------------------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority
Revenue Refunding Bonds, Bay Medical Center,
Series A, 8.25%, 7/1/12                                  Baa1/NR                  455,000          504,341
----------------------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority
Revenue Refunding Bonds, FSA Insured, Inverse
Floater, 7.42%, 2/15/22(2)                               Aaa/AAA                5,000,000        5,488,930
----------------------------------------------------------------------------------------------------------
Michigan State Hospital Finance Authority Revenue
Refunding Bonds, Sisters of Mercy Hospital,
Series H, MBIA Insured, 7.50%, 8/15/13                   Aaa/AAA                1,000,000        1,086,690
----------------------------------------------------------------------------------------------------------
Royal Oak, Michigan Hospital Finance Authority
Revenue Bonds, William Beaumont Hospital,
Prerefunded, Series C, 7.375%, 1/1/20                    Aaa/NR                 2,000,000        2,213,168
                                                                                               -----------
                                                                                                49,191,509

==========================================================================================================
MINNESOTA--0.3%

State of Minnesota General Obligation Bonds,
Prerefunded, 7%, 8/1/08                                  Aaa/AAA/AAA            1,300,000        1,445,272
----------------------------------------------------------------------------------------------------------
Western Minnesota Municipal Power Agency
Revenue Refunding Bonds, Series A, 7%, 1/1/13            A1/A                   1,000,000        1,043,635
                                                                                               -----------
                                                                                                 2,488,907

==========================================================================================================
MISSOURI--0.2%

Missouri State Environmental Improvement &
Energy Resource Authority Pollution Control
Revenue Bonds, Associated Electric Co-op 84G-4,
8.25%, 11/15/14                                          Aaa/AAA                1,370,000        1,431,144
==========================================================================================================
NEW HAMPSHIRE--0.1%

New Hampshire State Housing Finance Authority
Revenue Bonds, Single Family Mtg., Series C,
6.90%, 7/1/19                                            Aa/NR                  1,000,000        1,051,874
==========================================================================================================
NEW JERSEY--4.5%

Bergen County, New Jersey Utilities Authority
Water Pollution Control Revenue Bonds,
Series A, FGIC Insured, 6.50%, 12/15/12(3)               Aaa/AAA/AAA            5,600,000        6,072,203
----------------------------------------------------------------------------------------------------------
New Jersey Health Care Facilities Financing Authority
Revenue Bonds, Prerefunded, Series C, 8.60%, 7/1/17      Aaa/AAA                1,100,000        1,194,963
----------------------------------------------------------------------------------------------------------
New Jersey State Government Revenue
Refunding Bonds, Series D, 8%, 2/15/07                   Aa1/AA+                3,100,000        3,938,029


10  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S        FACE              MARKET VALUE
                                                         (UNAUDITED)          AMOUNT            SEE NOTE 1
===========================================================================================================
NEW JERSEY (CONTINUED)

New Jersey State Housing & Mtg. Finance
Agency Multifamily Housing Revenue Bonds,
Series C, 9.75%, 11/1/27                                 NR/A+                 $ 1,000,000      $ 1,043,408
-----------------------------------------------------------------------------------------------------------
New Jersey State Turnpike Authority Revenue
Bonds, Series C, 6.50%, 1/1/16                           Baa1/BBB+/A-           16,150,000       18,242,716
-----------------------------------------------------------------------------------------------------------
New Jersey State Turnpike Authority Revenue
Refunding Bonds, Series C, MBIA Insured, 6.50%, 1/1/16   Aaa/AAA                 1,100,000        1,284,080
                                                                                                -----------
                                                                                                 31,775,399

===========================================================================================================
NEW YORK--16.0%

City of New York General Obligation Bonds:
Inverse Floater, 6.873%, 8/1/15(2)                       Baa1/BBB+               3,050,000        2,761,009
Prerefunded, Series D, 8%, 8/1/15                        Aaa/BBB+               10,780,000       12,905,383
Series A, 7.75%, 8/15/16                                 Baa1/BBB+               2,500,000        2,810,710
Series B, 6.20%, 8/15/06                                 Baa1/BBB+/A-           10,000,000       10,361,378
Series D, 6%, 2/15/15                                    Baa1/BBB+               1,200,000        1,212,516
Unrefunded Balance, Series D, 8%, 8/1/15                 Baa1/BBB+                 220,000          253,922
Series E, 5.625%, 8/1/12                                 Baa1/BBB+/A-            1,000,000          979,885
-----------------------------------------------------------------------------------------------------------
City of New York General Obligation Refunding
Bonds, Series G, 7.625%, 2/1/15                          Baa1/BBB+                 945,000        1,057,074
-----------------------------------------------------------------------------------------------------------
City of New York Industrial Development Agency
Special Facility Revenue Bonds, Terminal One
Group Assn. Project, 6%, 1/1/19                          A/A/A-                  6,000,000        6,076,476
-----------------------------------------------------------------------------------------------------------
City of New York Municipal Water Finance
Authority Water & Sewer System Revenue Bonds,
Prerefunded, Series A, 9%, 6/15/17                       Aaa/AAA                 5,000,000        5,459,904
-----------------------------------------------------------------------------------------------------------
Dormitory Authority of the State of New York
Revenue Bonds, City University System Consolidated,
Prerefunded, Series A, 7.625%, 7/1/20                    Aaa/BBB                 9,500,000       10,995,641
-----------------------------------------------------------------------------------------------------------
Dormitory Authority of the State of New York
Revenue Bonds, City University System, Prerefunded,
Series F, 7.875%, 7/1/07                                 Aaa/BBB                 3,005,000        3,508,674
-----------------------------------------------------------------------------------------------------------
Dormitory Authority of the State of New York
Revenue Bonds, State University Educational Facilities,
Prerefunded, Series A, 6.75%, 5/15/18                    NR/AAA/A                8,415,000        9,122,288
-----------------------------------------------------------------------------------------------------------
Dormitory Authority of the State of New York
Revenue Bonds, State University Educational Facilities,
Prerefunded, Series A, 7.625%, 5/15/05                   NR/AAA/A                3,000,000        3,466,668
-----------------------------------------------------------------------------------------------------------
Dormitory Authority of the State of New York
Revenue Refunding Bonds, State University
Educational Facilities, Series A, 5.50%, 5/15/07         Baa1/BBB+/A             1,000,000        1,014,298
-----------------------------------------------------------------------------------------------------------
New York State General Obligation Bonds,
6.875%, 3/1/12                                           A/A-                    1,000,000        1,106,720
-----------------------------------------------------------------------------------------------------------
New York State Housing Finance Agency
Revenue Refunding Bonds, New York City Health
Facility, Series A, 7.90%, 11/1/99                       Baa2/BBB+               7,000,000        7,690,157
-----------------------------------------------------------------------------------------------------------
New York State Local Government Assistance Corp.
Revenue Bonds, Prerefunded, Series A, 7%, 4/1/16         Aaa/AAA                10,000,000       11,437,439
-----------------------------------------------------------------------------------------------------------
New York State Local Government Assistance Corp.
Revenue Bonds, Prerefunded, Series B, 7.375%, 4/1/12     Aaa/AAA/AAA             3,750,000        4,353,742
-----------------------------------------------------------------------------------------------------------
New York State Local Government Assistance Corp.
Revenue Bonds, Series A, 7.125%, 4/1/11                  A/A/A+                    745,000          838,951


11  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S          FACE            MARKET VALUE
                                                         (UNAUDITED)            AMOUNT          SEE NOTE 1
==========================================================================================================
NEW YORK (CONTINUED)

New York State Local Government Assistance Corp.
Revenue Bonds, Series D, 7%, 4/1/11                      A/A/A+                $  900,000     $  1,015,540
----------------------------------------------------------------------------------------------------------
New York State Medical Care Facilities Finance
Agency Revenue Bonds, St. Luke's Hospital,
Prerefunded, Series B, 7.40%, 2/15/09                    Aaa/AAA                1,400,000        1,593,945
----------------------------------------------------------------------------------------------------------
New York State Mtg. Agency Revenue Bonds,
Ninth Series B, 8.30%, 10/1/17                           Aa/NR                  1,715,000        1,773,776
----------------------------------------------------------------------------------------------------------
New York State Power Authority Revenue Bonds,
Series V, 7.875%, 1/1/07                                 Aa/AA                  3,000,000        3,259,995
----------------------------------------------------------------------------------------------------------
New York State Thruway Authority Highway &
Bridge Trust Fund Revenue Bonds,
Series A, MBIA Insured, 5.50%, 4/1/15                    Aaa/AAA/AAA            4,000,000        4,063,415
----------------------------------------------------------------------------------------------------------
Port Authority of New York & New Jersey Consolidated
Revenue Bonds, Series Fifty-One E, 7%, 12/1/14           A1/NR                  2,000,000        2,096,736
----------------------------------------------------------------------------------------------------------
Triborough Bridge & Tunnel Authority of
New York General Purpose Revenue Bonds,
Prerefunded, Series R, 7.375%, 1/1/10                    Aaa/AAA                1,220,000        1,378,641
                                                                                               -----------
                                                                                               112,594,883

==========================================================================================================
OHIO--1.6%

Cleveland, Ohio Public Power System First Mtg.
Revenue Bonds, Series A, MBIA Insured, 7%, 11/15/16      Aaa/AAA                2,000,000        2,252,640
----------------------------------------------------------------------------------------------------------
Northeast Ohio Regional Sewer District Wastewater
Revenue Bonds, AMBAC Insured, 6.50%, 11/15/16            Aaa/AAA/AAA            1,000,000        1,115,957
----------------------------------------------------------------------------------------------------------
Ohio Housing Finance Agency Single Family Mtg.
Revenue Bonds, Series B, Inverse Floater,
9.477%, 3/1/31(2)                                        Aaa/AAA                5,680,000        6,181,027
----------------------------------------------------------------------------------------------------------
Ohio State Building Authority Revenue Bonds,
Juvenile Correctional Projects, Series A,
AMBAC Insured, 6.60%, 10/1/14                            Aaa/AAA/AAA              500,000          546,971
----------------------------------------------------------------------------------------------------------
Summit County, Ohio General Obligation Revenue
Bonds, 6.625%, 12/1/12                                   Aaa/AAA/AAA            1,200,000        1,300,347
                                                                                               -----------
                                                                                                11,396,942

==========================================================================================================
OKLAHOMA--0.7%

McGee Creek Authority of Oklahoma Water
Revenue Bonds, MBIA Insured, 6%, 1/1/23                  Aaa/AAA                1,000,000        1,074,326
----------------------------------------------------------------------------------------------------------
Muskogee, Oklahoma Industrial Trust Pollution
Control Revenue Bonds, Oklahoma Gas &
Electric Co., Series A, 7%, 3/1/17                       A1/AA-                 1,575,000        1,646,275
----------------------------------------------------------------------------------------------------------
Oklahoma State Industrial Authority Revenue
Refunding Bonds, Baptist Medical Center,
Prerefunded, Series A, AMBAC Insured, 7%, 8/15/14        Aaa/AAA/AAA            1,400,000        1,494,582
----------------------------------------------------------------------------------------------------------
Oklahoma State Industrial Authority Revenue
Refunding Bonds, Sisters of Mercy,
Series A, 5%, 6/1/18                                     Aa/AA                  1,000,000          928,685
                                                                                               -----------
                                                                                                 5,143,868


12  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S        FACE              MARKET VALUE
                                                         (UNAUDITED)          AMOUNT            SEE NOTE 1
==========================================================================================================
PENNSYLVANIA--7.6%

Delaware County, Pennsylvania Industrial
Development Authority Revenue Refunding Bonds,
Resource Recovery Project, Series A, 8.10%, 12/1/13      Aa3/AA-              $ 3,320,000      $ 3,505,302
----------------------------------------------------------------------------------------------------------
Pennsylvania Economic Development Financing
Authority Resource Recovery Revenue Bonds,
Colver Project, Series D, 7.15%, 12/1/18                 NR/BBB-                3,000,000        3,270,891
----------------------------------------------------------------------------------------------------------
Pennsylvania State General Obligation Bonds,
Second Series A, 6.60%, 11/1/11                          A1/AA-/AA-               810,000          889,581
----------------------------------------------------------------------------------------------------------
Pennsylvania State General Obligation
Refunding Bonds, First Series, 5%, 4/15/13               A1/AA-/AA-             9,165,000        8,916,105
----------------------------------------------------------------------------------------------------------
Pennsylvania State Higher Education Assistance
Agency Student Loan Revenue Bonds, AMBAC
Insured, Inverse Floater, 8.025%, 3/1/22(2)              Aaa/AAA/AAA           17,500,000       18,219,931
----------------------------------------------------------------------------------------------------------
Pennsylvania State Higher Education Assistance
Agency Student Loan Revenue Bonds,
Series C, AMBAC Insured, 7.15%, 9/1/21                   Aaa/AAA/AAA              500,000          562,678
----------------------------------------------------------------------------------------------------------
Pennsylvania State Industrial Development Authority
Economic Development Revenue Bonds, Prerefunded,
Series A, 7%, 1/1/11                                     NR/A-/AAA              2,000,000        2,288,572
----------------------------------------------------------------------------------------------------------
Pennsylvania State Turnpike Commission Revenue
Refunding Bonds, Series N, 6.50%, 12/1/13                Aaa/AAA                  750,000          819,831
----------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Municipal Authority
Justice Lease Revenue Bonds, Prerefunded,
Series B, FGIC Insured, 7.125%, 11/15/18                 Aaa/AAA/AAA            1,255,000        1,450,169
----------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Water &
Sewer Revenue Refunding Bonds,
Escrowed to Maturity, Tenth Series, 7.35%, 9/1/04        Aaa/AAA                2,230,000        2,601,736
----------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Water &
Wastewater Revenue Bonds, FGIC Insured, 10%, 6/15/05     Aaa/AAA/AAA            6,100,000        8,382,260
----------------------------------------------------------------------------------------------------------
Schuylkill County, Pennsylvania Industrial Development
Authority Resource Recovery Revenue Refunding Bonds,
Schuylkill Energy Resources, Inc., 6.50%, 1/1/10         NR/NR                  3,000,000        3,116,184
                                                                                               -----------
                                                                                                54,023,240

==========================================================================================================
SOUTH CAROLINA--1.9%

Piedmont, South Carolina Municipal Power
Agency Electrical Revenue Refunding Bonds,
Series A, FGIC Insured, 6.50%, 1/1/16                    Aaa/AAA/AAA            2,000,000        2,259,160
----------------------------------------------------------------------------------------------------------
South Carolina State Public Service Authority
Revenue Bonds, Santee Cooper,
Series D, AMBAC Insured, 6.50%, 7/1/24                   Aaa/AAA/AAA           10,000,000       11,266,869
                                                                                               -----------
                                                                                                13,526,029

==========================================================================================================
SOUTH DAKOTA--0.1%

South Dakota State Housing Development
Authority Revenue Bonds, Homeowner Mtg.
Project, Series D-2, 6.15%, 5/1/26                       Aa1/AA+                1,000,000        1,012,646


13  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S        FACE              MARKET VALUE
                                                         (UNAUDITED)          AMOUNT            SEE NOTE 1
===========================================================================================================
TEXAS--13.3%

Alliance Airport Authority, Inc.,
Texas Special Facility Revenue Bonds,
American Airlines, Inc. Project, 7%, 12/1/11             Baa2/BB+              $ 3,000,000      $ 3,317,874
-----------------------------------------------------------------------------------------------------------
Alliance Airport Authority, Inc., Texas Special
Facility Revenue Bonds, American Airlines, Inc.
Project, 7.50%, 12/1/29                                  Baa2/BB+               12,500,000       13,387,199
-----------------------------------------------------------------------------------------------------------
Brazos River Authority, Texas Pollution Control
Revenue Bonds, Texas Utilities Electric Co. Project,
Series A, 8.25%, 1/1/19                                  Baa2/BBB+/BBB           1,500,000        1,651,054
-----------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, Texas Independent School
District General Obligation Capital Appreciation
Refunding Bonds, Series A, Zero Coupon:
6.09%, 2/15/14(4)                                        Aaa/AAA                15,710,000        5,937,688
5.85%, 2/15/15(4)                                        Aaa/AAA                15,000,000        5,373,058
7.90%, 2/15/16(4)                                        Aaa/AAA                16,240,000        5,545,748
-----------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, Texas International Airport
Facility Improvement Corp. Revenue Bonds,
American Airlines, Inc., 7.25%, 11/1/30                  Baa2/BB+                8,000,000        8,558,767
-----------------------------------------------------------------------------------------------------------
Harris County, Texas General Obligation Revenue
Refunding Bonds, Toll Road Project, 6.75%, 8/1/14        Aa/AA                   1,000,000        1,090,313
-----------------------------------------------------------------------------------------------------------
Harris County, Texas General Obligation
Revenue Refunding Bonds, Toll Road Project,
Series A, 6.50%, 8/15/15                                 Aa/AA                   1,000,000        1,080,979
-----------------------------------------------------------------------------------------------------------
Houston, Texas Airport System Revenue Bonds,
Sub Lien, Series B, FGIC Insured, 6.625%, 7/1/22         Aaa/AAA/AAA             1,000,000        1,084,307
-----------------------------------------------------------------------------------------------------------
Houston, Texas Water & Sewer System Revenue
Refunding Bonds, Prior Lien, Series B, 6.40%, 12/1/09    A/A/A                   1,000,000        1,081,159
-----------------------------------------------------------------------------------------------------------
Houston, Texas Water & Sewer System Revenue
Refunding Bonds, Prior Lien, Series B, 6.75%, 12/1/08    A/A/A                     500,000          543,216
-----------------------------------------------------------------------------------------------------------
North Central Texas Health Facility Development Corp.
Hospital Revenue Bonds, Baylor Health Care Project,
Series B, Inverse Floater, 7.45%, 5/15/06(2)             Aa/AA                   3,000,000        3,196,443
-----------------------------------------------------------------------------------------------------------
North Central Texas Health Facility Development Corp.
Hospital Revenue Bonds, Baylor Health Care Project,
Series B, Inverse Floater, 7.55%, 5/15/08(2)             Aa/AA                   5,000,000        5,326,075
-----------------------------------------------------------------------------------------------------------
San Antonio, Texas Electric & Gas Improvement
Revenue Refunding Bonds, 5%, 2/1/14                      Aa1/AA/AA+             13,150,000       12,783,377
-----------------------------------------------------------------------------------------------------------
Texas Municipal Power Agency Capital Appreciation
Revenue Refunding Bonds, MBIA Insured, Zero Coupon:
5.93%, 9/1/14(4)                                         Aaa/AAA/A+             17,500,000        6,447,138
5.85%, 9/1/15(4)                                         Aaa/AAA/A+             10,000,000        3,498,929
7.91%, 9/1/16(4)                                         Aaa/AAA/A+             39,990,000       13,318,386
-----------------------------------------------------------------------------------------------------------
Texas State General Obligation Bonds, Veterans
Housing Assistance Fund II, Series A, 6.80%, 12/1/10     Aa/AA                   1,000,000        1,060,891
                                                                                                -----------
                                                                                                 94,282,601


14  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S        FACE              MARKET VALUE
                                                         (UNAUDITED)          AMOUNT            SEE NOTE 1
==========================================================================================================
UTAH--0.2%

Intermountain Power Agency of Utah Power
Supply Revenue Bonds, Series 86 C, 7.50%, 7/1/16         Aa/AA-                $ 1,435,000      $ 1,489,345
===========================================================================================================
VERMONT--0.2%

Vermont Housing Finance Agency Home Mtg.
Purchase Revenue Bonds, Series A, 7.85%, 12/1/29         A1/NR                   1,570,000        1,665,658
===========================================================================================================
VIRGINIA--0.7%

Richmond, Virginia General Obligation
Refunding Bonds, Public Improvement Project,
Series B, 6.25%, 1/15/18                                 A1/AA                   2,250,000        2,364,793
-----------------------------------------------------------------------------------------------------------
Southeastern Public Service Authority of Virginia
Revenue Bonds, Regional Solid Waste System, 6%, 7/1/13   Baa1/A-                 1,000,000        1,003,586
-----------------------------------------------------------------------------------------------------------
Virginia State Housing Development Authority
Commonwealth Mtg. Revenue Bonds,
Subseries B-4, 6.55%, 1/1/27                             Aa1/A+                  1,000,000        1,033,274
-----------------------------------------------------------------------------------------------------------
Virginia State Transportation Board Contract
Revenue Bonds, Northern Virginia Transportation
District Program, Series C, 5.25%, 5/15/19               Aa/AA                   1,000,000          987,999
                                                                                                -----------
                                                                                                  5,389,652

===========================================================================================================
WASHINGTON--4.3%

Washington State Public Power Supply System
Revenue Bonds, Nuclear Project No. 1, 5.26%, 7/1/12      Aa/AA/AA-              30,000,000       28,723,585
-----------------------------------------------------------------------------------------------------------
Washington State Public Power Supply System
Revenue Refunding Bonds, Nuclear Project No. 1,
Series A, 7.50%, 7/1/15                                  Aa/AA                   1,500,000        1,650,561
                                                                                               ------------
                                                                                                 30,374,146

===========================================================================================================
WEST VIRGINIA--0.7%

Braxton County, West Virginia Solid Waste Disposal
Revenue Bonds, Weyerhaeuser Co. Project, 6.50%, 4/1/25   A2/A                    1,000,000        1,052,931
West Virginia State Parkways Economic
Development & Tourism Authority Revenue Bonds,
Inverse Floater, 7.281%, 5/16/19(2)                      Aaa/AAA                 3,600,000        3,746,879
                                                                                                -----------
                                                                                                  4,799,810

===========================================================================================================
WISCONSIN--0.2%

Wisconsin Housing & Economic Development
Authority Home Ownership Revenue Refunding Bonds,
Series A, 7.10%, 3/1/23                                  Aa/AA                     740,000          782,595
-----------------------------------------------------------------------------------------------------------
Wisconsin State Health & Educational Facilities
Authority Revenue Refunding Bonds,
Sisters Services, Inc., 5.25%, 6/1/10                    Aaa/AAA                   750,000          748,465
                                                                                                -----------
                                                                                                  1,531,060


15  Oppenheimer Tax-Free Bond Fund

                                                         RATINGS: MOODY'S/
                                                         S&P'S/FITCH'S           FACE             MARKET VALUE
                                                         (UNAUDITED)             AMOUNT           SEE NOTE 1
=============================================================================================================
U.S. POSSESSIONS--3.8%

Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Bonds,
Prerefunded, Series S, 6.625%, 7/1/18                    NR/AAA                   $ 5,000,000    $  5,696,844
-------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway &
Transportation Authority Revenue Bonds,
Unrefunded Balance, Series T, 6.625%, 7/1/18             Baa1/A                     6,000,000       6,426,575
-------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway Authority
Revenue Bonds, Series Q, 7.75%, 7/1/10                   NR/AAA                     1,000,000       1,163,626
-------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority Revenue
Bonds, Prerefunded, Series O, 7.125%, 7/1/14             Baa1/AAA                   3,000,000       3,338,319
-------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority Revenue
Bonds, Series X, 6%, 7/1/15                              Baa1/A-                    4,000,000       4,155,000
-------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority Revenue
Bonds, Unrefunded Balance, Series O,
7.125%, 7/1/14                                           Baa1/A-                    2,350,000       2,553,045
-------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority Revenue
Refunding Bonds, Series Z, 5.50%, 7/1/16                 Baa1/A-                    3,500,000       3,500,000
                                                                                                 ------------
                                                                                                   26,833,409

=============================================================================================================
TOTAL INVESTMENTS, AT VALUE (COST $661,791,657)                                         99.4%     704,663,567
=============================================================================================================
OTHER ASSETS NET OF LIABILITIES                                                           0.6       4,272,438
                                                                                  -----------    ------------
NET ASSETS                                                                             100.0%    $708,936,005
                                                                                  ===========    ============

1. Non-income producing--issuer is in default of interest payment.

2. Represents the current interest rate for a variable rate bond. Variable rate bonds known as ``inverse floaters'' pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $70,476,258 or 9.94% of the Fund's net assets at December 31, 1995.

3. Securities with an aggregate market value of $2,076,611 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 7.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

As of December 31, 1995, securities subject to the alternative minimum tax amounted to $114,158,148 or 16.10% of the Fund's net assets.

See accompanying Notes to Financial Statements.


16  Oppenheimer Tax-Free Bond Fund

STATEMENT OF ASSETS AND LIABILITIES   December 31, 1995

====================================================================================================
ASSETS

Investments, at value (cost $661,791,657)--see accompanying statement                   $704,663,567
----------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                  12,626,996
Shares of beneficial interest sold                                                           782,881
----------------------------------------------------------------------------------------------------
Other                                                                                         50,348
                                                                                        ------------
Total assets                                                                             718,123,792

====================================================================================================
LIABILITIES

Bank overdraft                                                                                81,129
----------------------------------------------------------------------------------------------------
Payable for daily variation on futures contracts--Note 7                                     206,250
----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                      4,026,301
Dividends                                                                                  2,250,832
Shares of beneficial interest redeemed                                                     1,987,127
Distribution and service plan fees                                                           361,447
Trustees' fees                                                                               178,058
Transfer and shareholder servicing agent fees                                                 11,636
----------------------------------------------------------------------------------------------------
Other                                                                                         85,007
                                                                                        ------------
Total liabilities                                                                          9,187,787

====================================================================================================
NET ASSETS                                                                              $708,936,005
                                                                                        ============

====================================================================================================
COMPOSITION OF
NET ASSETS

Paid-in capital                                                                         $675,555,740
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                          591,821
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                              (9,314,716)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                        42,103,160
                                                                                        ------------
Net assets                                                                              $708,936,005
                                                                                        ============

====================================================================================================
NET ASSET VALUE
PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$634,472,582 and 63,603,708 shares of beneficial interest outstanding)                        $ 9.98
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                                            $10.48

----------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $72,488,220 and 7,276,506 shares of
beneficial interest outstanding)                                                              $ 9.96

----------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,975,203 and 198,247 shares of
beneficial interest outstanding)                                                              $ 9.96

See accompanying Notes to Financial Statements.


17  Oppenheimer Tax-Free Bond Fund

STATEMENT OF OPERATIONS   For the Year Ended December 31, 1995

====================================================================================================
INVESTMENT INCOME

Interest                                                                                 $41,392,406

====================================================================================================
EXPENSES

Management fees--Note 4                                                                    3,351,982
----------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                    1,216,878
Class B                                                                                      636,220
Class C                                                                                        5,096
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                        390,854
----------------------------------------------------------------------------------------------------
Shareholder reports                                                                          202,087
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                   97,981
----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                   78,493
----------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                       60,278
----------------------------------------------------------------------------------------------------
Insurance expenses                                                                            37,705
----------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                       11,418
Class B                                                                                        3,762
Class C                                                                                           10
----------------------------------------------------------------------------------------------------
Other                                                                                         27,680
                                                                                         -----------
Total expenses                                                                             6,120,444
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                              (8,207)
                                                                                         -----------
Net expenses                                                                               6,112,237

====================================================================================================
NET INVESTMENT INCOME                                                                     35,280,169

====================================================================================================
REALIZED AND
UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                                3,082,001
----------------------------------------------------------------------------------------------------
Closing of futures contracts                                                             (13,142,188)
                                                                                        ------------
Net realized loss                                                                        (10,060,187)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                      79,929,069
                                                                                         -----------
Net realized and unrealized gain                                                          69,868,882

====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $105,149,051
                                                                                        ============

See accompanying Notes to Financial Statements.


18  Oppenheimer Tax-Free Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED DECEMBER 31,
                                                                        1995                     1994
==============================================================================================================
OPERATIONS

Net investment income                                                   $  35,280,169            $  36,938,871
--------------------------------------------------------------------------------------------------------------
Net realized loss                                                         (10,060,187)                (507,588)
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      79,929,069              (97,929,896)
                                                                        -------------            -------------
Net increase (decrease) in net assets resulting from operations           105,149,051              (61,498,613)

==============================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS

Dividends from net investment income:
Class A                                                                   (31,334,557)             (34,265,091)
Class B                                                                    (3,003,846)              (2,383,056)
Class C                                                                       (19,720)                      --
--------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
Class A                                                                    (1,231,760)                      --
Class B                                                                      (140,728)                      --
Class C                                                                        (3,835)                      --
--------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized gain:
Class A                                                                            --                 (261,506)
Class B                                                                            --                  (19,061)

==============================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS

Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A--Notes 5 and 6                                                     30,679,725               24,534,984
Class B                                                                    12,510,842               27,145,605
Class C                                                                     1,925,528                       --

==============================================================================================================
NET ASSETS

Total increase (decrease)                                                 114,530,700              (46,746,738)
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                       594,405,305              641,152,043
                                                                         ------------             ------------
End of period [including undistributed (overdistributed) net
investment income of $591,821 and $(922,046), respectively]              $708,936,005             $594,405,305
                                                                         ============             ============

See accompanying Notes to Financial Statements.


19  Oppenheimer Tax-Free Bond Fund

FINANCIAL HIGHLIGHTS

                                                        CLASS A
                                                        ----------------------------------------------------

                                                        YEAR ENDED DECEMBER 31,
                                                        1995       1994      1993        1992       1991
============================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                    $8.93     $10.44        $9.94       $9.77      $9.33
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .54        .57          .59         .62        .64
Net realized and unrealized
gain (loss)                                              1.06      (1.52)         .74         .25        .45
                                                     --------   --------     --------    --------   --------
Total income (loss) from
investment operations                                    1.60       (.95)        1.33         .87       1.09

------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                        (.54)      (.56)        (.62)       (.58)      (.65)
Dividends in excess of net
investment income                                        (.01)        --           --          --         --
Distributions from net realized gain                       --         --         (.21)       (.12)        --
Distributions in excess of
net realized gain                                          --         --(4)        --          --         --
                                                     --------   --------     --------    --------   --------
Total dividends and distributions
to shareholders                                          (.55)      (.56)        (.83)       (.70)      (.65)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $9.98      $8.93       $10.44       $9.94      $9.77
                                                     ========   ========     ========    ========   ========

============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                     18.28%     (9.19)%      13.79%       9.20%     12.11%

============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                       $634,473   $541,161     $608,128    $496,628   $394,115
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $569,859   $582,038     $567,777    $438,684   $319,081
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    5.65%      5.94%        5.71%       6.34%      6.70%
Expenses                                                  .88%       .88%         .88%        .94%       .89%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               25.1%      21.7%        30.2%       34.2%      23.5%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

2. For the period from March 16, 1993 (inception of offering) to December 31, 1993.

3. Net investment income would have been $.64 and $.76 absent the voluntary assumption of expenses, resulting in an expense ratio of .84% and .80% for 1989 and 1988, respectively.

4. Less than $.005 per share.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


20  Oppenheimer Tax-Free Bond Fund

                                                       CLASS A
                                                       ------------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                                       1990         1989         1988         1987          1986
===================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $   9.45     $   9.27     $   9.12     $   9.81      $   8.80
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .66          .65(3)       .77(3)       .69           .69
Net realized and unrealized
gain (loss)                                               (.12)         .20          .07         (.70)          .99
                                                      --------     --------     --------     --------      --------
Total income (loss) from
investment operations                                      .54          .85          .84         (.01)         1.68

-------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                         (.66)        (.67)        (.69)        (.68)         (.67)
Dividends in excess of net
investment income                                           --           --           --           --            --
Distributions from net realized gain                        --           --           --           --            --
Distributions in excess of
net realized gain                                           --           --           --           --            --
                                                      --------     --------     --------     --------      --------
Total dividends and distributions
to shareholders                                           (.66)        (.67)        (.69)        (.68)         (.67)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   9.33     $   9.45     $   9.27     $   9.12      $   9.81
                                                      ========     ========     ========     ========      ========

===================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                       5.93%        9.42%       10.03%        0.00%        19.75%

===================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                        $256,542     $223,904     $172,227     $133,508      $132,234
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $238,224     $202,216     $150,901     $135,052      $112,189
Ratios to average net assets:
Net investment income                                     7.08%        7.18%        7.48%        7.41%         7.33%
Expenses                                                   .89%         .82%(3)      .72%(3)      .78%          .78%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                29.3%        57.2%        22.9%        29.4%         27.8%



                                                       CLASS B                             CLASS C
                                                       -------------------------------     --------
                                                                                           PERIOD
                                                                                           ENDED
                                                       YEAR ENDED DECEMBER 31,             DEC. 31,
                                                       1995         1994      1993(2)      1995(1)
===================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $  8.92      $ 10.43     $ 10.22       $ 9.58
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .47          .50         .41          .15
Net realized and unrealized
gain (loss)                                              1.05        (1.52)        .43          .39
                                                      -------      -------     -------       ------
Total income (loss) from
investment operations                                    1.52        (1.02)        .84          .54

---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                        (.47)        (.49)       (.42)        (.15)
Dividends in excess of net
investment income                                        (.01)          --          --         (.01)
Distributions from net realized gain                       --           --        (.21)          --
Distributions in excess of
net realized gain                                          --           --(4)       --           --
                                                      -------      -------     -------       ------
Total dividends and distributions
to shareholders                                          (.48)        (.49)       (.63)        (.16)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  9.96      $  8.92     $ 10.43       $ 9.96
                                                      =======      =======     =======       ======

===================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                     17.30%       (9.91)%      8.49%        5.64%

===================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                        $72,488      $53,245     $33,024       $1,975
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $63,669      $46,548     $16,444       $1,506
---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    4.84%        5.11%       4.54%(6)     4.49%(6)
Expenses                                                 1.68%        1.69%       1.74%(6)     1.64%(6)
---------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               25.1%        21.7%       30.2%        25.1%

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $156,853,184 and $193,822,382, respectively. See accompanying Notes to Financial Statements.


21  Oppenheimer Tax-Free Bond Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Tax-Free Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income exempt from federal income taxes for individual investors that is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term ``non-money market'' debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term ``money market type'' debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $9,627,000, which expires between 2001 and 2003.

-------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1995, a provision of $49,149 was made for the Fund's projected benefit obligations, and a payment of $2,280 was made to a retired trustee, resulting in an accumulated liability of $150,393 at December 31, 1995.

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

         During the year ended December 31, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $1,968,144, a decrease in paid-in capital of $3,031,146, and a decrease in accumulated net realized loss on investments of $1,063,002.


22  Oppenheimer Tax-Free Bond Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 1995(1)  YEAR ENDED DECEMBER 31, 1994
                                            ----------------------------     ----------------------------
                                            SHARES        AMOUNT             SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------
Class A:
Sold                                          7,178,151   $   68,805,897      11,090,618   $  105,903,608
Issued in connection with the
acquisition of MI Fund, Inc.--Note 5                 --               --       3,087,731       29,920,109
Issued in connection with the
acquisition of Quest National Tax-
Exempt Fund--Note 6                           7,276,353       71,599,310              --               --
Dividends and distributions reinvested        2,221,310       21,323,241       2,417,816       22,986,092
Redeemed                                    (13,705,703)    (131,048,723)    (14,239,737)    (134,274,825)
                                            -----------   --------------     -----------   --------------
Net increase                                  2,970,111   $   30,679,725       2,356,428   $   24,534,984
                                            ===========   ==============     ===========   ==============

---------------------------------------------------------------------------------------------------------
Class B:
Sold                                          2,306,017   $   22,148,575       3,851,883   $   36,866,795
Dividends and distributions reinvested          219,509        2,106,903         167,254        1,573,591
Redeemed                                     (1,221,000)     (11,744,636)     (1,213,330)     (11,294,781)
                                            -----------   --------------     -----------   --------------
Net increase                                  1,304,526   $   12,510,842       2,805,807   $   27,145,605
                                            ===========   ==============     ===========   ==============

---------------------------------------------------------------------------------------------------------
Class C:
Sold                                            223,883   $    2,176,098              --   $           --
Dividends and distributions reinvested              553            5,492              --               --
Redeemed                                        (26,189)        (256,062)             --               --
                                            -----------   --------------     -----------   --------------
Net increase                                    198,247   $    1,925,528              --   $           --
                                            ===========   ==============     ===========   ==============

1. For the year ended December 31, 1995 for both Class A and B shares and for the period from August 29, 1995 (inception of offering) to December 31, 1995 for Class C shares.

===============================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At December 31, 1995, net unrealized appreciation on investments of $42,103,160 was composed of gross appreciation of $45,337,315, and gross depreciation of $3,234,155.


23  Oppenheimer Tax-Free Bond Fund

===============================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .60% on the first $200 million of average annual net assets, .55% on the next $100 million, .50% on the next $200 million, .45% on the next $250 million, .40% on the next $250 million and .35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses.

         The Manager has agreed to reimburse the Fund for SEC fees incurred in connection with the acquisition of Quest National Tax Exempt Fund.

         For the year ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $997,010, of which $303,595 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $545,411 and $19,995, of which $34,419 and $308, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $252,678 and $1,167, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

         Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $2,467,348 for Class B and $46,280 for Class C. During the year ended December 31, 1995, OFDI paid $109,107 and $7,883, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $525,736 and $4,913, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.

===============================================================================
5. ACQUISITION OF MI FUND, INC.

On March 31, 1994, Oppenheimer Tax-Free Bond Fund acquired all of the net assets of MI Fund, Inc. (MI Fund), pursuant to an Agreement and Plan of Reorganization approved by the MI shareholders on March 18, 1994. The Fund issued 3,087,731 shares of beneficial interest, valued at $29,920,109, in exchange for the net assets, resulting in combined net assets of $636,205,208 on March 31, 1994. The net assets acquired included net unrealized appreciation of $1,808,741. The exchange was tax-free.

===============================================================================
6. ACQUISITION OF
   QUEST NATIONAL
   TAX-EXEMPT FUND

On November 24, 1995, Oppenheimer Tax-Free Bond Fund acquired all of the net assets of Quest National Tax-Exempt Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest National Tax-Exempt Fund shareholders on November 16, 1995. The Fund issued 7,276,353 shares of beneficial interest, valued at $71,599,310, in exchange for the net assets, resulting in combined net assets of $711,397,113 on November 24, 1995. The net assets acquired included net unrealized appreciation of $3,756,263. The exchange was tax-free.


24  Oppenheimer Tax-Free Bond Fund

===============================================================================
7. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

         Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments where applicable. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At December 31, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:

                          EXPIRATION       NUMBER OF                VALUATION AS OF           UNREALIZED
                          DATE             FUTURES CONTRACTS        DECEMBER 31, 1995         DEPRECIATION
----------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds       3/96             600                      $72,881,250               $(768,750)



FEDERAL INCOME TAX INFORMATION   (Unaudited)

===============================================================================
In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

         None of the dividends paid by the Fund during the fiscal year ended December 31, 1995 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


25  Oppenheimer Tax-Free Bond Fund

INDEPENDENT AUDITORS' REPORT

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Tax-Free Bond Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Tax-Free Bond Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Tax-Free Bond Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
January 22, 1996


26  Oppenheimer Tax-Free Bond Fund

OPPENHEIMER TAX-FREE BOND FUND

===============================================================================
OFFICERS AND TRUSTEES

Leon Levy, Chairman of the Board of Trustees
Robert G. Galli, Trustee
Benjamin Lipstein, Trustee
Bridget A. Macaskill, Trustee and President
Elizabeth B. Moynihan, Trustee
Kenneth A. Randall, Trustee
Edward V. Regan, Trustee
Russell S. Reynolds, Jr., Trustee
Sidney M. Robbins, Trustee
Donald W. Spiro, Trustee
Pauline Trigere, Trustee
Clayton K. Yeutter, Trustee
Robert E. Patterson, Vice President
George C. Bowen, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Andrew J. Donohue, Secretary
Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR

OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR

OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

OppenheimerFunds Services

===============================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

Citibank, N.A.

===============================================================================
INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

===============================================================================
LEGAL COUNSEL

Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer Tax-Free Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Tax-Free Bond Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


27  Oppenheimer Tax-Free Bond Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048
---------------------------------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457
---------------------------------------

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310
---------------------------------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461
---------------------------------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104
---------------------------------------

RA0310.001.1295       February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

''How may I help you?''

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

       And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

       When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMER LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270
---------------------------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 314
Farmingdale, NY
---------------------------------------------